Initial Orginization and Public Offering	12 Months Ended
Dec. 31, 2013
Initial Public Offering [Abstract]
Initial Orginization and Public Offering

2. Initial Orginization and Public Offering

In connection with the organization of the Parent a total of 1,150,000 shares of the Parents’s ordinary shares were sold to its founding shareholders at a price of $0.0217 per share for an aggregate of $25,000.

The Parent consummated its initial public offering (the “Offering”) on March 24, 2011 and received proceeds net of transaction costs of $30,566,234 and $2,310,000 from the private placement of warrants to certain of the members of management of the Parent (the "Insider Warrants"). On March 30, 2011 the over-allotment option was partially exercised and the Parent received an additional $822,180 net of transaction costs. A total of 4,106,500 units consisting of one ordinary share and one warrant each were sold in the offering and exercise of the over-allotment option. The number of ordinary shares held by the founding shareholders was subject to forfeiture by such shareholders if the over-allotment option was not exercised in full by the underwriters of the Offering.  After the partial exercise and expiration of the over-allotment option 123,375 of the shares held by the founding shareholders were forfeited. An amount of $33,462,180 (including the $2,310,000 of proceeds from the sale of Insider Warrants) was placed in a trust account (“Trust”) until the earlier of (i) the consummation of the Parent’s first Business Combination, (ii) the Company’s failure to consummate a Business Combination within the prescribed time and (iii) the Common Stock trades at or below $7.75 per share, subject to certain criteria contained in the 10b5-1 plan, prior to the announcement of a Business Combination. A Business Combination was announced on September 19, 2012, terminating the 10b5-1 plan. As of that date, a total of 665,000 shares had been repurchased under the 10b5-1 plan at a total cost, including expenses, of $5,189,108.

On February 25, 2013, the Parent commenced a tender offer (the “First Tender Offer”) for up to 2,829,535 of its ordinary shares at approximately $8.22 per share (the amount held in trust per share). The First Tender Offer expired on March 22, 2013. A total of 2,303,899 ordinary shares had been tendered representing $18,927,300. The funds were released from the Trust and paid to tendering shareholders on March 28, 2013. The tendered shares were canceled. Following the payment and cancelation of the tendered shares, 2,164,226 of the Parent’s ordinary shares remained outstanding and $9,345,772 remained in the Trust. On August 21, 2013, the Parent commenced a tender offer (the “Second Tender Offer”) for up to 525,636 of its ordinary shares at approximately $8.22 per share (the amount held in trust per share). The Second Tender Offer expired on September 19, 2013. A total of 20,000 ordinary shares had been tendered representing $164,307. The funds were released from the Trust and paid to tendering shareholders on September 24, 2013. The tendered shares were canceled. Following the payment and cancelation of the tendered shares, 2,144,226 of the Parent’s ordinary shares remained outstanding and $9,181,466 remained in the Trust.

In connection with the reverse merger more fully described in Note 3 below, on October 25, 2013 the Parent commenced a tender offer (the “Third Tender Offer”) for up to 505,636 of its ordinary shares at approximately $8.22 per share (the amount held in trust per share). The Third Tender Offer ultimately expired on December 24, 2013.  A total of 439,400 ordinary shares had been tendered representing $3,609,818.  The funds were released from the Trust and paid to tendering shareholders on December 27, 2013. The tendered shares were canceled. Following the payment and cancelation of the tendered shares, 1,704,826 of the Parent’s ordinary shares remained outstanding and the remaining funds in the Trust in the amount of $5,183,417 were distributed to the Parent.